EXHIBIT 99.1

NYSSA November 8, 2006

This is an oral presentation which is accompanied by slides. Investors are urged to review our SEC filings. This presentation contains certain forward-looking statements regarding various oil and gas discoveries, oil and gas exploration, development and production activities, anticipated and potential production and flow rates; anticipated revenues; the economic potential of properties and estimated exploration costs. Accuracy of the projections depends on assumptions about events that change over time and is thus susceptible to periodic change based on actual experience and new developments. Endeavour cautions readers that it assumes no obligation to update or publicly release any revisions to the projections in this presentation and, except to the extent required by applicable law, does not intend to update or otherwise revise the projections. Important factors that might cause future results to differ from these projections include: variations in the market prices of oil and natural gas; drilling results; access to equipment and oilfield services; unanticipated fluctuations in flow rates of producing wells related to mechanical, reservoir or facilities performance; oil and natural gas reserves expectations; the ability to satisfy future cash obligations and environmental costs; and general exploration and development risks and hazards. The Securities and Exchange Commission permits oil and gas companies in their filings with the SEC to disclose only proved reserves that a company has demonstrated by actual production or conclusive formation tests to be economically and legally producible under existing economic and operating conditions. SEC guidelines prohibit the use in filings of terms such as "probable," "possible," P2 or P3 and "non-proved" reserves, reserves "potential" or "upside" or other descriptions of volumes of reserves potentially recoverable through additional drilling or recovery techniques. These estimates are by their nature more speculative than estimates of proved reserves and accordingly are subject to greater risk of being actually realized by the company. Certain statements should be regarded as "forward-looking" statements within the meaning of the securities laws. These statements speak only as of the date made. Such statements are subject to assumptions, risk and uncertainty. Actual results or events may vary materially.

Management Participants Bill Transier - Chairman, CEO, President and Co-founder Lance Gilliland - Executive Vice President and CFO Rusty Fisher - Vice President, Investor Relations

Goal Create Value by Becoming the Leading North Sea Focused Exploration and Production Company Strategy Hire and equitize an experienced and talented team Build a production foundation to finance exploration, development and to balance risk Create value through exploration Maintain financial strength Constantly reduce execution risk and relentlessly manage portfolio

Why the North Sea?

- **Large resource potential**
  - UK: 16 billion barrels yet to be discovered
  - Norway: 24 billion barrels yet to be discovered
- **2005 discoveries**
  - UK - 57 E&A wells found 732 mmboe
  - Norway - 12 exploration wells found 1.0bboe
- **Extensive existing infrastructure**
- **Effective recycling of acreage**
- **Support of host governments**
- **Marketing access to European and world markets**
- **Focus on attractive basin with opportunities that match our skill set and information advantage**

Actual Production (Mmboe/d)


8.7
Holland
1.2
UK
3.2
Norway
4.3
2.7
North Sea
GOM

Estimated Undiscovered Reserves (Bboe)


40.6
Holland
8.0
UK
8.9
Norway
23.7
7.3
North Sea
GOM

Source: EIA, RBS, NPD, BP Statistics, Wood Mackenzie

5

Talisman Acquisition - A Transforming Event Summary Purchase price: $414mm Average daily production 1H 06: 8,812 boepd Proved + probable reserves1: 16 mmboe Rationale for acquisition Legacy assets with low decline rates and minimal capital requirements Immediate scale: credibility and sustainability Significant cash flow (aggressively hedged) to fund exploration Map of Talisman Assets Acquisition Highlights Asset Details 1 Prepared by NSA

Reinvesting Pre-tax Cash Flow to Fund Exploration Exploration and development capital immediately tax deductible (UK Oil and Gas tax rate is 50%) Reinvest pre-tax cash flow into exploration (4 to 8 wells per year), development and further acquisitions Opportunity to use UK tax losses - estimated $80MM at December 31, 2006 Aggressively hedged to protect cash flow 88% of proved oil production over 5 years at $68.53 per bbl 42% of proved gas production over 5 years at $10.84 per mcf

Sources and Uses In US$ million

Capitalization structure summary In US$ million Shares Outstanding (millions) Shares Outstanding (millions) Shares Outstanding (millions) Shares Outstanding (millions) Shares Outstanding (millions) Shares Outstanding (millions) Basic shares 116 Fully diluted shares1 183 1 Includes 16 million shares underlying convertible debt with a conversion price of $5.02 and 50 million shares underlying convertible preferred with a conversion price of $2.50. PF total debt/cap = 54% PF net debt / cap = 51%

Endeavour's Information Advantage

Endeavour

MegaSurvey Area



Norway
United Kingdom
Denmark
United Kingdom
Legend
Endeavour Blocks
Gas Fields
Oil Fields
PGS 3D MegaSurvey

Summary

Location: Offshore UK, Norway, and The Netherlands

Data Sets:
- *MegaSurvey* (104,450 km²)
- Digital Atlas
- Regional structural mapping on 11 horizons
- Pressure data (700 wells)
- Well database (more than 2,000 wells)
- Biostratigraphic database (600 wells)
- 2D long offset
- AVO / rock physics catalogue
- Wood Mackenzie
- Hannon Westwood
- IHS

Current Operations:
- Seismic mapping
- Seismic analysis
- Geologic analysis and mapping
- Reservoir characterization
- Petrophysical studies
- Rock physics modeling
- 3D seismic reprocessing (proprietary PSDM, AVO)
- 3D seismic acquisition (September, 2006)

Advantage
- Licensing rounds
- Targeting opportunities
- Evaluating farm-ins

10

Deep Technical Team Geologists Geophysicists Engineers John N. Seitz Ronald A. Bain, Ph.D. Bruce H. Stover J.W. Munns David J. Griffiths Clint Smith Tord Pedersen Michael Neese Chris Hopper, Ph.D. Idar Kjorlaug David Rhodes J. Felix Acree Robert Fitzpatrick Fiona Goodfellow, Ph.D. Brady Rogers Debbie Ware David Ellis Jan Olimstad Patricia Helen Naylor, Ph.D. David W. Thomas, Ph.D. Bjorn Bernsten Deborah M. Jones Andy Hopkins, Ph.D. Anne Eriksen Alyson M. Harding Terje Endresen Tore Granheim Ridvan Karpuz, Ph.D. Martin Gundem Odd Senneseth Average experience is over 20 years All incentivized by equity ownership

Current Prospects for 2006 and 2007 1 Utilizing Rose & Associates probabilistic reserve analysis software; truncated mean reserves as of 10/6/06

44/12a Cygnus (44/12-2 tested gas in Leman and Carboniferous sandstones) Basin: Southern North Sea Interest: Endeavour 12.5% GdF (op) 25% Mean targeted reserves: FBI 168 bcf Est well cost: $ 35.3 million (44/12-2) Drilled: February 2006 Analogue field: Markham (230 bcf) 44/12-2 2006 I IIa III IV V IIb 44/12-1 44/12-2 Cavendish Hawksley McAdam 44/16-1 Trent Hunter Murdoch Tyne Cygnus Gordon 44/12-1 44/12-2 Leman Sst Carboniferous GWC -11313' NNW SSE Schematic cross section

22/6a Bacchus (appraisal to discovery well) Basin: Central Graben Interest: Apache 70% (op) Endeavour 10% Reservoir: Upper Jurassic Fulmar sandstone Mean targeted reserves: 14 mmbbls Est. well cost: $23.5 mm (DHC) Spud: Mid September 2006 Analogue field: Howe (15 mmbo) 14 14Z Inline 912 (Reflectivity) Top Kimm Top Fulmar Base Fulmar South North Top Fulmar depth 22/6a-14 11m of oil sand 22/6a-14z 25 m Fulmar oil sand Tested 1050 bopd 36 API 300 GOR ODT 3804m tvdss 22/6a-15 Currently drilling Bacchus

23/16f Columbus (stratigraphic pinchout with DHI downdip from Magellan Prospect)


Columbus
Montrose
Arbroath
Mungo

Basin: Central Graben
Interest: Endeavour 50%
Serica (op)
Mean targeted reserves: 150 bcfe
Est. well cost: $22.8 million (DHC)
Spud: October 2006
Analogue field: Everest (1.2 Tcf)

23/16a-2



Depth of Anomaly


Min amp extraction at Top Forties. Far offset coloured inversion data
Magellan
Columbus
23/16a-2 Britoil 1988
P & A
Calculated column in Forties and Andrew sandstones
0
2
km


SW
Columbus
NE
Far offset coloured inversion
Red = low impedance

15

Howgate Howgate prospect FAULT PLANE Base Cretaceous depth W E 9/4-1 9/4a-2A BCU HOWGATE (9/4a-3) 9/4a Howgate (seismically-defined stratigraphic trap updip of well with shows) Basin: Viking Graben Partners: Apache (op) 90% Endeavour 10% Reservoir: Upper Jurassic submarine fan Mean targeted reserves: 68 mmboe Est. well cost: $36.1 million (DHC) Est. spud: Q4 2006 Analogue field: Central Brae (70 mmboe)

48/1a Emu (large horst block with shows in adjacent wells)


Emu
Ravenspurn
Cleeton
Johnston
Neptune
Minerva
Babbage
Apollo
Hyde
Hoton
Mercury
West Sole
Newsham

Basin: Southern North Sea
Partners: Endeavour 30%
CalEnergy (op) 70%
Reservoir: Leman sandstone
Mean targeted reserves: 228 bcf
Est. well cost: $ 26.6 million (DHC)
Est. spud: end Q1 2007
Analogue field: Johnston (195 bcf)


Top Leman Depth m
2 km


line 238 – PSDM
Proposed 48/1a-D well location
Keuper
D
E
P
T
H
Bunter Sandstone
Bunter Shale
Top Zechstein
Top Rotliegend
Emu

48/1a-3 Amerada 1998 P&A Gas shows Leman Sst 10307-10660ft TVDSS Westphalian B

48/1-2a Amerada 1993 Suspended with gas shows in Carboniferous. Leman Sst 10562-10867ft TVDSS. Westphalian A. Low gas saturations calculated in Carboniferous sandstones.

17

30/23b Balgownie (inverted rim syncline) Basin: Central Graben Interest: Endeavour (op) 60% Reservoir: Fulmar sand Mean targeted reserves: 58 mmboe Est. well cost: $23.4 million (DHC) Est. spud: 2007 Analogue field: Janice (70mmbl) NE SW BCU ROT Fulmar Acquisition completed Aug. 2006

Inner Moray Firth (tilted fault blocks) Basin: Inner Moray Firth Interest: Endeavour (op) 33.3% Reservoir: Mid Jurassic Beatrice sandstones Upper Jurassic Volgian sandstones Mean targeted reserves: 690 bcf Est. well cost: $17 million each (DHC) Est. spud: 2007 Analogue (structural) field: Beatrice (173 mmboe) 12/26a-3 12/26a-2 12/26a-4 12/27-3 12/27-2 12/27-1 12/26a-1 18/1a 18/2a 12/26b 17/5b Beatrice field 5 km 11/30b-6 12/27 Carne Delgany Southerndown Wenvoe Cruit Cruit Carne Line 1 Line 1 Cruit Carne Line 2 Line 2 Tested 9.5 mmcfpd

Balder sst. Heimdal sst. Frigg Balder PL304 S N 25/10-2 25/10-7 9232 m W E 25/10-7 Aegis 25/10 Aegis (seismically-defined stratigraphic trap) Basin: Viking Graben Interest: Endeavour 40% Lundin (op) Reservoir: Balder sandstone Mean targeted reserves: 54 mmbl Est. well cost: $25 million (DHC) Est. spud: 2007 Analogue field: Balder

35/3 Agat (two gas discoveries - each 20 - 25 mmcfpd) Seismic line PEON AGAT AGAT W E Well 2 Well 36/1-2 Well 4 Base Agat Well 2 AGAT Base Agat N S Top Agat Fm. 35/3-1 35/3-2 35/3-4 35/3-5 35/3-6 36/1-2 5 km Basin: Northern North Sea Interest: Endeavour 49% RWE (op) Reservoir: Agat Formation Mean targeted reserves: 734 bcf (discovered + prospective) Est. well cost: $30 million (DHC) Est. spud: 2008 Analogue field: Gjoa

Endeavour Drilling Schedule Endeavour Operated Endeavour Non-operated Rig Commitments Drilling Schedule Two slots in Q4 2006 for a semi- submersible in the UK 220 days beginning Q2 2007 for a heavy duty jack-up in the UK Two slots beginning late 2007 for a semi-submersible in Norway Endeavour rig slots 2006 2007 2008 Q3 Q4 Q1 Q2 Q3 Q4 Q3 Q4 Q1 Q2

Growth in Key Metrics - Pro Forma Endeavour Alba Bittern Enoch Goldeneye IVRRH Renee Rubie 2004 249 2005 2071 2006E1 1600 1190 2007E PF 1537 1146 897 931 3681 587 194 378 Production Growth (Average Boe/d) Future Growth Potential Cygnus discovery Rochelle development Exploration drilling program Acquisitions 1 Assumes Talisman Acquisition closes 10/31/06 Rubie Renee IVRRH Goldeneye Enoch Bittern Alba Norway Endeavour Talisman Blocks under lease 2004 0 2005 18 2006 35 Drilling prospects 2004 0 2005 4 2006 12 Blocks Under Lease Drillable Prospects People Producing Fields People 2004 8 2005 20 2006 62 Producing fields 2004 0 2005 2 2006 10

Endeavour today 62 talented and experienced FTE employees (Houston, London, Oslo, Aberdeen) Acreage Accumulated UKCS - 25 licenses (42 blocks) - ^ 1.27 million acres Norway - 12 licenses ^ 420,818 acres Ireland - 1 license ^ 188,539 acres Attractive exploration portfolio Qualified as operator in Norway and the UK Pro forma Reserves - 23 mmboe (2P) Pro forma Production of 10,000 boepd Rig commitments into 2008

Why Endeavour Talented / experienced team with significant equity ownership Extensive, high quality database that provides information advantage Growing production and cash flow Sustainable / maturing exploration program Rig commitments that assure program execution Only pure-play North Sea focused exploration and production company